Income Taxes (Reconciliation Between Reported Provision For Income Taxes And Amount Computed By Statutory Federal Income Tax Rate) (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
	Jun. 27, 2012	Jun. 29, 2011	Jun. 30, 2010
Income Tax Disclosure [Line Items]
Income tax expense at statutory rate	$ 73,083	$ 64,165	$ 46,196
FICA tax credit	(16,609)	(15,779)	(16,625)
State income taxes, net of Federal benefit	4,750	(316)	1,711
Other	(3,647)	(5,801)	(3,018)
Income Tax Expense (Benefit), Continuing Operations, Total	$ 57,577	$ 42,269	$ 28,264